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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 3, 1998

                                     VOXEL
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

          California                    0-24836                  33-0301060
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

         26081 Merit Circle, Suite 117, Laguna Hills, California 92653
         -------------------------------------------------------------
         (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code     949-348-3200
                                                       ------------

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Item 3.  Bankruptcy or Receivership
-----------------------------------

     On August 7, 1998, Voxel issued a press release stating that on August 3, 1998, its case under Chapter 11 of the United States Bankruptcy Code (Case No. SA 98-17977 LR) was converted to a Chapter 7 case. Thomas H. Casey has been appointed Interim Chapter 7 Trustee.

     VOXEL   Case No. SA 98-17977 LR

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits

          99.7  Text of Voxel press release dated August 7, 1998.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VOXEL

Date: August 7, 1998                  By: /s/ Thomas Casey
                                          ----------------
                                          Thomas Casey,
                                          Interim Chapter 7 Trustee

                                       2
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EXHIBIT INDEX

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Exhibit Index    Document                                           Page
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
99.7             Text of Voxel Press Release dated August 7, 1998     4
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